UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant X
Filed by a party other than the registrant 

Check the appropriate box:

	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

	Definitive proxy statement.

X	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	X	No fee required.

		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
	Fee paid previously with materials.

	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

August 25, 2020

Dear Shareholder,

We need your help. Our records indicate that we have yet to receive your proxy vote to approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC, the investment adviser to the Fund at a Special meeting of shareholders to be held on September 9, 2020.

Please help us and cast your vote today

The details of the Special Meeting are described in the proxy statement that has been sent to all shareholders and can be found at https://vote.proxyonline.com/NLFT/docs/FormulaFoliosUSEquity.pdf. If you should have any questions regarding the proposal, please contact us at toll free (800) 488-8075, Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern time.

Please help us by taking a moment to cast a vote for your shares today. Every vote counts. Thank you for your time and your support of the FormulaFolios US Equity Fund.

Best regards,

Allyson Stewart

Assistant Secretary

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts. Please cast your vote using one of the methods below.

•         Vote by Phone. Call one of our proxy specialists toll-free at (800) 488-8075, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number, which can be found on your proxy card(s) enclosed with this letter.

•         Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

•         Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

•         Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above methods listed above to ensure that your vote is recorded by September 9, 2020.

REGNOBO

August 25, 2020

Dear Shareholder,

We need your help. Our records indicate that we have yet to receive your proxy vote to approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC, the investment adviser to the Fund at a Special meeting of shareholders to be held on September 9, 2020.

Please help us and cast your vote today

The details of the Special Meeting are described in the proxy statement that has been sent to all shareholders and can be found at https://vote.proxyonline.com/NLFT/docs/FormulaFoliosUSEquity.pdf. If you should have any questions regarding the proposal, please contact us at free (800) 488-8075, Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern time.

Please help us by taking a moment to cast a vote for your shares today. Every vote counts. Thank you for your time and your support of the FormulaFolios US Equity Fund.

Best regards,

Allyson Stewart

Assistant Secretary

Your vote is important no matter how many shares you own. Voting your shares soon will help us to avoid additional costly follow-up efforts. Please cast your vote using one of the methods below.

•         Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

•         Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

•         Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the above methods listed above to ensure that your vote is recorded by September 9, 2020.

Dear CLIENT NAME,

I hope this letter finds you well and enjoying the summer!

You may have received a letter recently regarding a proposal to approve a new investment advisory agreement between Northern Lights Fund Trust II and Northern Lights Fund Trust IV on behalf of FormulaFolios ETFs and Mutual Fund. The shareholders of the Funds are being asked to approve the proposal at a meeting scheduled for 10 a.m ET on September 9, 2020, at the offices of FormulaFolios, at 89 Ionia NW Suite 600, Grand Rapids, MI 49503.

The proposal is required because FormulaFolios recently went through a merger with Brookstone Capital and a group of non-managing shareholders of FormulaFolios were bought out of their interest in the company. As a result, shareholders of the Fund are being asked to approve the New Advisory Agreement for FormulaFolios to continue managing the Fund.

It is important to note that, although FormulaFolios has undergone a change in ownership, the day-to-day services of the Fund will not change. All shareholders of the company that were founders and managers remain part of the company. In addition, no changes are being proposed to the advisory fees charged to the Fund and FormulaFolios has committed to extend its current expense limitation arrangement with the Fund through at least March 31, 2022.

I believe this proposal is in your best interest as a shareholder of the Fund. Your vote is important regardless of the number of shares you own, so please read the letter carefully and cast your vote by following the instructions on the provided proxy ballot.

I am always available to answer any questions you might have and would be happy to walk you through the process of casting your vote.

Best regards,

ADVISOR NAME

Merger Update and Client Communication

Greetings,

It's been about seven weeks since we oﬃcially merged with Brookstone Capital and we've been hard at work combining the best of each company's platforms. In the coming weeks we'll be hosting training webinars to introduce you to Brookstone leadership and launch exciting new platform enhancements. Keep an eye on your email for your invitation.

Also, as part of our merger, there are required communications that must be shared with your clients. These are standard regulatory requirements and in no way change how we'll serve you or how you'll serve your clients. This ﬁnal regulatory step is commencing this week with letters, and in some cases phone calls, to inform clients of their right to vote at an upcoming shareholders meeting regarding the funds and ETFs FormulaFolios acts as a sub advisor to. An examples of the letter they will receive can be viewed below:

View Client Proxy Letter

If a client gets a letter in the mail, they can simply reply with their vote. If approved, the merged entity will continue as sub advisor to the funds/ETFs, leaving the investment strategy unchanged. If a client calls or emails you about this, we'd suggest you reassure them that having their vote counted is a good thing and assist them in completing the form(s).

This ﬁnal step should be complete in the next few weeks at which point we'll be able to focus exclusively on the ways we can enhance our platform to give you the best possible tools to grow your business and help your clients.

If you have any questions at all, please call us at (888) 562-8880.

Thank you,

The FormulaFolios Team

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